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               ACCESSION, LOAN SALE AND SECOND AMENDMENT AGREEMENT

                                       RE:

                           LOAN AND SECURITY AGREEMENT

                                      AMONG


                GRAND SUMMIT RESORT PROPERTIES, INC., AS BORROWER


                                       AND


             TEXTRON FINANCIAL CORPORATION, AS ADMINISTRATIVE AGENT


                                       AND


      THE LENDERS LISTED HEREIN, AS LENDERS, FINOVA CAPITAL CORPORATION AND
                        LITCHFIELD FINANCIAL CORPORATION


                               DATED JUNE 24, 1999

               ACCESSION, LOAN SALE AND SECOND AMENDMENT AGREEMENT


         THIS ACCESSION, LOAN SALE AND SECOND AMENDMENT AGREEMENT (as amended from time to time, this "Agreement"), dated June 24, 1999 (the "Second Amendment Closing Date") among GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation, (herein referred to as "GSRP"), FINOVA CAPITAL CORPORATION ("FINOVA"), a Delaware corporation, LITCHFIELD FINANCIAL CORPORATION ("LITCHFIELD"), a Massacusetts corporation, the lenders listed on the signature pages hereof(each individually referred to herein as an "Original Lender" and, collectively, the "Original Lenders;" the Original Lenders and FINOVA and Litchfield are referred to herein, individually, as a "Lender," and collectively, as the "Lenders"), TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as agent for the Lenders (in such capacity herein referred to as the "Administrative Agent").

                              W I T N E S S E T H:

A. WHEREAS, GSRP entered into that certain Loan and Security Agreement with the Original Lenders and the Administrative Agent dated as of September 1, 1998 (as amended to but excluding the date hereof, the "Existing LSA" and, as amended hereunder, "Amended LSA"), pursuant to which the Original Lenders agreed to make loans to GSRP in accordance with the terms of the Existing LSA;

B. WHEREAS, capitalized terms used herein shall have the meanings ascribed to the same in the Existing LSA unless otherwise defined herein;

C. WHEREAS, the parties to the Existing LSA have agreed to certain amendments to the Existing LSA, as described and set forth below, and to add to the Existing LSA, as amended hereby, (1) FINOVA as a Canyons Construction Project Advance Lender and as a Canyons Inventory Advance Lender and (2) Litchfield as a Canyons Construction Project Advance Lender, a Canyons Inventory Advance Lender, a Steamboat Construction Project Advance Lender, a Steamboat Inventory Advance Lender, an Attitash Inventory Advance Lender, a Jordan Bowl Inventory Advance
Lender, a Killington Inventory Advance Lender and a Mt. Snow Inventory Advance Lender;

         NOW, THEREFORE, in consideration of the Administrative Agent's, the Lenders,' FINOVA's, Litchfield's and GSRP's agreements hereunder, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Administrative Agent, the Original Lenders, FINOVA, Litchfield and GSRP hereby agree as follows:

1.       ACCESSION; SALE OF CERTAIN EXISTING LOANS.

                  (a) FINOVA Accession.Textron Financial Corporation, in its individual capacity, does hereby exercise its right under Section 2.6(c) of the Existing LSA and adds FINOVA to the Existing LSA, as amended hereby, as a Canyons Construction Project Advance Lender and a Canyons Inventory Advance Lender, with all of the respective rights and obligations in respect thereof that are provided for in the Existing LSA, as amended hereby. The Canyons Construction Project Advance Commitment of FINOVA shall be as set forth on Attachment 1 hereto and such Commitment of FINOVA shall be in addition to any existing Canyons Construction Project Advance Commitments of the Original Lenders, as shown on Attachment 2 hereto, but subject to the reallocation of such existing Commitments as described on said Attachment 2. The Canyons Inventory Advance Commitment of FINOVA shall be as set forth on Attachment 1 hereto and such Commitment of FINOVA shall be in addition to any existing Canyons Inventory Advance Commitments of the Original Lenders, as shown on Attachment 2 hereto, but subject to the reallocation of such existing Commitments as described on said Attachment 2. FINOVA does hereby agree to become, and does hereby accept its becoming, a party to the Existing LSA, as amended hereby, as a Canyons Construction Project Advance Lender with the Canyons Construction Project Advance Commitment set forth on Attachment 1 hereto and a Canyons Inventory Advance Lender with the Canyons Inventory Advance Commitment set forth on Attachment 1 hereto, and FINOVA further agrees to be bound by the terms and conditions of the Existing LSA, as amended hereby. GSRP, by its execution and delivery of this Agreement, hereby approves of the adding of FINOVA to the Existing LSA, as amended hereby, as a Canyons Construction Project Advance Lender and a Canyons Inventory Advance Lender. Each of the Administrative Agent and the Original Lenders acknowledges receipt of a copy of this Agreement. GSRP agrees to deliver to FINOVA on the Second Amendment Closing Date (a) a Canyons Construction Project Advance Note reflecting the Canyons Construction Project Advance Commitment of FINOVA set forth on Attachment 1 hereto and (b) a Canyons Inventory Advance Note reflecting the Canyons Inventory Advance Commitment of FINOVA set forth on Attachment 1 hereto.

                  (b) Sale to FINOVA of a Portion of the Existing Canyons Loan.

                           (i) GSRP hereby represents and warrants to the Original Lenders, the Administrative Agent, and FINOVA that the outstanding principal amount of the Canyons Loan (together with accrued and unpaid interest thereon) as of the Second Amendment Closing Date is as set forth on Attachment 3 hereto. Textron Financial Corporation, as an Original Lender, hereby confirms and warrants to FINOVA that the amount set forth on Attachment 3 and identified as its share of the Canyons Loan (together with accrued and unpaid interest thereon) as of the Second Amendment Closing Date is correct. Green Tree Financial Servicing Corporation, as an Original Lender, hereby confirms and warrants to FINOVA that the amount set forth on Attachment 3 and identified as its share of the Canyons Loan (together with accrued and unpaid interest thereon) as of the Second Amendment Closing Date is correct.

                           (ii) Textron  Financial  Corporation,  as an Original
                  Lender pursuant to Section 2.6(b) of the Existing LSA, hereby sells, assigns and transfers to FINOVA, and FINOVA hereby accepts from Textron Financial Corporation the sale, assignment and transfer, of a 50.0% undivided interest in Textron Financial Corporation's share of the Canyons Loan, as set forth on Attachment 3 hereto, which undivided interest consists of a principal amount of $3,842,513.63 and an accrued and unpaid interest amount of $22,557.35, and FINOVA agrees, on the Second Amendment Closing Date and contemporaneously with the consummation of such sale, assignment and transfer, to pay to Textron Financial Corporation, as provided for in
                  Section 1(i)(x) below, a purchase price in respect of such 50.0% undivided interest of $3,865,070.98. In connection with the foregoing sale, assignment and transfer, FINOVA assumes from Textron Financial Corporation (and Textron Financial Corporation is relieved from) the obligations, if any, of a Canyons Construction Project Advance Lender under the Amended LSA and other Security Documents to the extent of such sale, assignment and transfer. GSRP consents to the aforesaid sale, assignment, transfer and assumption.

                           (iii) Green Tree Financial Servicing Corporation,  as
                  an Original Lender pursuant to Section 2.6(b) of the Existing LSA, hereby sells, assigns and transfers to FINOVA, and FINOVA hereby accepts from Green Tree Financial Servicing Corporation the sale, assignment and transfer, of a 50.0% undivided interest in Green Tree Financial Servicing Corporation's share of the Canyons Loan, as set forth on Attachment 3 hereto, which undivided interest consists of a principal amount of $3,842,513.64 and an accrued and unpaid interest amount of $22,557.35, and FINOVA agrees, on the Second Amendment Closing Date and contemporaneously with the consummation of such sale, assignment and transfer, to pay to Green Tree Financial Servicing Corporation, as provided for in Section 1(i)(x) below, a purchase price in respect of such 50.0% undivided interest of $3,865,070.99. In connection with the foregoing sale, assignment and transfer, FINOVA assumes from Green Tree Financial Servicing Corporation (and Green Tree Financial Servicing Corporation is relieved from) the obligations, if any, of a Canyons Construction Project Advance Lender under the Amended LSA and other Security Documents to the extent of such sale, assignment and transfer. GSRP consents to the aforesaid sale, assignment, transfer and assumption.

                           (iv) GSRP agrees that the principal amounts set forth
                  in subclauses (ii) and (iii) above being sold, assigned and transferred by Textron Financial Corporation and Green Tree Financial Servicing Corporation, respectively, to FINOVA shall be deemed to be immediately outstanding under the Canyons Construction Project Advance Note to be delivered to FINOVA by GSRP pursuant to Section 1(a) hereof, and the accrued and unpaid interest being sold, assigned and transferred therewith shall also be deemed outstanding under such Construction Project Advance Note and due and payable on the next scheduled interest payment date under the Amended LSA, and GSRP further agrees to note all of the foregoing on such Canyons Construction Project Advance Note and in its books and records. GSRP further agrees that the sale, assignment and transfer of the aforesaid amounts of the Canyons Loan by Textron Financial Corporation and Green Tree Financial Servicing Corporation to FINOVA shall be treated for all purposes under the Amended LSA as if FINOVA had extended

                  Canyons Construction Project Advances to GSRP in respect thereof and FINOVA shall have a 100% interest therein. On and after the Second Amendment Closing Date, neither Textron Financial Corporation nor Green Tree Financial Servicing Corporation shall have any right, title or interest in and to the aforesaid sold, assigned and transferred principal and interest and the Administrative Agent agrees to pay the same, when received by it from GSRP and in accordance with the Amended LSA, directly to FINOVA.

                  (c) Litchfield Accession.  Textron Financial  Corporation,  in
         its individual capacity, does hereby exercise its right under Section 2.6(c) of the Existing LSA and adds Litchfield to the Existing LSA, as amended hereby, as a Canyons Construction Project Advance Lender, a Canyons Inventory Advance Lender, a Steamboat Construction Project Advance Lender and a Steamboat Inventory Advance Lender with all of the respective rights and obligations in respect thereof that are provided for in the Existing LSA, as amended hereby. The Canyons Construction Project Advance Commitment of Litchfield shall be as set forth on Attachment 1 hereto and such Commitment shall be in addition to any existing Canyons Construction Project Advance Commitments of the Original Lenders, as shown on Attachment 2 hereto, but subject to the reallocation of such existing Commitments as described on said Attachment 2. The Canyons Inventory Advance Commitment of Litchfield shall be as set forth on Attachment 1 hereto and such Commitment shall be in addition to any existing Canyons Inventory Advance Commitments of the Original Lenders, as shown on Attachment 2 hereto, but subject to the reallocation of such existing Commitments as described on said Attachment 2. The Steamboat Construction Project Advance Commitment of Litchfield shall be as set forth on Attachment 1 hereto and such Commitment shall be in addition to any existing Steamboat Construction Project Advance Commitments of the Original Lenders, as shown on Attachment 2 hereto, but subject to the reallocation of such existing Commitments as described on said Attachment 2. The Steamboat Inventory Advance Commitment of Litchfield shall be as set forth on Attachment 1 hereto and such Commitment shall be in addition to any existing Steamboat Inventory Advance Commitments of the Original Lenders, as shown on Attachment 2 hereto, but subject to the reallocation of such existing Commitments as described on said Attachment 2. Litchfield does hereby agree to become, and does hereby accept its becoming, a party to the Existing LSA, as amended hereby, as a Canyons Construction Project Advance Lender with the Canyons Construction Project Advance Commitment set forth on Attachment 1 hereto, a Canyons Inventory Advance Lender with the Canyons Inventory Advance Commitment set forth on Attachment 1 hereto, a Steamboat Construction Project Advance Lender with the Steamboat Construction Project Advance Commitment set forth on Attachment 1 hereto and a Steamboat Inventory Advance Lender with the Steamboat Inventory Advance Commitment set forth on Attachment 1 hereto, and Litchfield further agrees to be bound by the terms and conditions of the Existing LSA, as amended hereby. GSRP, by its execution and delivery of this Agreement, hereby approves of the adding of Litchfield to the Existing LSA, as amended hereby, as a Canyons Construction Project Advance Lender, a Canyons Inventory Advance Lender, a Steamboat Construction Project Advance Lender, and a Steamboat Inventory Advance Lender. Each of the Administrative Agent and the Original Lenders acknowledges receipt of a copy of this Agreement. GSRP agrees to deliver to Litchfield on the Second Amendment Closing Date (a) a Canyons Construction Project Advance Note reflecting the Canyons Construction Project Advance Commitment of Litchfield set forth on Attachment 1 hereto, (b) a Canyons Inventory Advance Note reflecting the Canyons Inventory Advance Commitment of Litchfield set forth on Attachment 1 hereto, (c) a Steamboat Construction Project Advance Note reflecting the Steamboat Construction Project Advance Commitment of Litchfield set forth on Attachment 1 hereto, and (d) a Steamboat Inventory Advance Note reflecting the Steamboat Inventory Advance Commitment of Litchfield set forth on Attachment 1 hereto.

                  (d) Sale to Litchfield of a Portion of the Existing Loans.

                           (i) GSRP hereby represents and warrants to the Original Lenders, the Administrative Agent and Litchfield that the outstanding principal amount of each of the Loans (together with accrued and unpaid interest thereon) as of the Second Amendment Closing Date is as set forth on Attachment 3 hereto. Textron Financial Corporation, as an Original Lender, hereby confirms and warrants to Litchfield that the amount set forth on Attachment 3 and identified as its share of such Loans (together with accrued and unpaid interest thereon) as of the Second Amendment Closing Date is correct. Green Tree Financial Servicing Corporation, as an Original Lender, hereby confirms and warrants to Litchfield that the amount set forth on Attachment 3 and identified as its share of the Loans (together with accrued and unpaid interest thereon) as of the Second Amendment Closing Date is correct.

                           (ii) Textron  Financial  Corporation,  as an Original
                  Lender and pursuant to Section 2.6(b) of the Existing LSA, hereby sells, assigns and transfers to Litchfield, and Litchfield hereby accepts from Textron Financial Corporation the sale, assignment and transfer, of a 12.50% undivided interest in Textron Financial Corporation's share of the Steamboat Loan, as set forth on Attachment 3 hereto, which undivided interest consists of a principal amount of $1,285,965.75 and an accrued and unpaid interest amount of $7,565.85, and Litchfield agrees, on the Second Amendment Closing Date and contemporaneously with the consummation of such sale, assignment and transfer, to pay to Textron Financial Corporation, as provided for in Section 1(i)(x) below, an aggregate purchase price in respect of such undivided interests of $1,293,531.60. In connection with the foregoing sale, assignment and transfer but only to the extent of such sale, assignment and transfer, Litchfield assumes from Textron Financial Corporation (and Textron Financial Corporation is relieved from) the obligations, if any, of a a Steamboat Construction Project Advance Lender. GSRP consents to the aforesaid sale, assignment, transfer and assumption.
                           (iii) Green Tree Financial Servicing Corporation,  as
                  an  Original  Lender and  pursuant  to  Section  2.6(b) of the
                  Existing LSA, hereby sells, assigns and transfers to Litchfield, and Litchfield hereby accepts from Green Tree Financial Servicing Corporation the sale, assignment and transfer, of

                                    (A) a  12.50%  undivided  interest  in Green
                           Tree Financial Servicing Corporation's share of the Canyons Loan, as set forth on Attachment 3 hereto, which undivided interest consists of a principal amount of $960,628.41 and an accrued and unpaid interest amount of $5,639.34,


                                    (B) a 25.0% undivided interest in Green Tree
                           Financial Servicing Corporation's share of the Attitash Loan, as set forth on Attachment 3 hereto, which undivided interest consists of a principal amount of $80,921.37 and an accrued and unpaid interest amount of $490.33,

                                    (C) a 25.0% undivided interest in Green Tree
                           Financial Corporation's share of the Jordan Bowl Loan, as set forth on Attachment 3 hereto, which undivided interest consists of a principal amount of $684,723.87 and an accrued and unpaid interest amount of $4,118.08,

                                    (D) a 25.0% undivided interest in Green Tree
                           Financial Servicing Corporation's share of the Killington Loan, as set forth on Attachment 3 hereto, which undivided interest consists of a principal amount of $505,282.61 and an accrued and unpaid interest amount of $3,164.58, and

                                    (E) a 25.0% undivided interest in Green Tree
                           Financial Servicing Corporation's share of the Mt. Snow Loan, as set forth on Attachment 3 hereto, which undivided interest consists of a principal amount of $1,185,480.62 and an accrued and unpaid interest amount of $7,070.92, and Litchfield agrees, on the Second Amendment Closing Date and contemporaneously with the consummation of such sale, assignment and transfer, to pay to Green Tree Financial Servicing Corporation, as provided for in Section 1(i)(x) below, an aggregate purchase price in respect of such undivided interests of $3,437,520.13. In connection with the foregoing sale, assignment and transfer but only to the extent of such sale, assignment and transfer, Litchfield assumes from Green Tree Financial Servicing Corporation (and Green Tree Financial Servicing Corporation is relieved from) the obligations, if any, of a Canyons Construction Project Advance Lender, a Steamboat Construction Project Advance Lender, an Attitash Inventory Advance Lender, a Jordan Bowl Inventory Advance Lender, a Killington Inventory Advance Lender, and a Mt. Snow Inventory Advance Lender, as the case may be, under the Amended LSA and other Security Documents. GSRP consents to the aforesaid sale, assignment, transfer and assumption.

                           (iv) GSRP agrees that the principal amounts set forth
                  in subclauses (iii)(A) above in respect of the Canyons Loan being sold, assigned and transferred by Green Tree Financial Servicing Corporation to Litchfield shall be deemed to be immediately outstanding under the Canyons Construction Project Advance Note (as a Canyons Construction Project Advance) to be delivered to Litchfield by GSRP pursuant to Section 1(c) hereof, and the accrued and unpaid interest being sold, assigned and transferred therewith shall also be deemed outstanding under such Construction Project Advance Note and due and payable on the next scheduled interest payment date under the Amended LSA, and GSRP further agrees to note all of the foregoing on such Canyons Construction Project Advance Note and in its books and records. GSRP further agrees that the sale, assignment and transfer of the aforesaid amounts of the Canyons Loan by Green Tree Financial Servicing Corporation to Litchfield shall be treated for all purposes under the Amended LSA as if Litchfield had extended Canyons Construction Project Advances to GSRP in respect thereof and Litchfield shall have a 100% interest therein. On and after the Second Amendment Closing Date, Green Tree Financial Servicing Corporation shall not have any right, title or interest in and to the aforesaid sold, assigned and transferred principal and interest and the Administrative Agent agrees to pay the same, when received by it from GSRP and in accordance with the terms of the Amended LSA, to Litchfield,

                           (v) GSRP agrees that the  principal  amount set forth
                  in subclause (ii)(B) above in respect of the Steamboat Loan being sold, assigned and transferred by Textron Financial
                  Corporation to Litchfield shall be deemed to be immediately outstanding under the Steamboat Construction Project Advance Note to be delivered to Litchfield by GSRP pursuant to Section 1(c) hereof, and the accrued and unpaid interest being sold, assigned and transferred therewith shall also be deemed outstanding under such Steamboat Construction Project Advance Note and due and payable on the next scheduled interest payment date under the Amended LSA, and GSRP further agrees to note all of the foregoing on such Steamboat Construction Project Advance Note and in its books and records. GSRP further agrees that the sale, assignment and transfer of the aforesaid amounts of the Steamboat Loan by Textron Financial Corporation to Litchfield shall be treated for all purposes under the Amended LSA as if Litchfield had extended Steamboat Construction Project Advances to GSRP in respect thereof and Litchfield shall have a 100% interest therein. On and after the Second Amendment Closing Date, Textron Financial Corporation shall not have any right, title or interest in and to the aforesaid sold, assigned and transferred principal and interest and the Administrative Agent agrees to pay the same, when received by it from GSRP in accordance with the terms of the Amended LSA, to Litchfield,

                           (vi) GSRP acknowledges that the principal amounts set
                  forth in subclause (iii)(B) above in respect of the Attitash Loan are being sold, assigned and transferred by Green Tree Financial Servicing Corporation to Litchfield. GSRP agrees to deliver to Litchfield on the Second Amendment Closing Date an Attitash Inventory Advance Note in the aggregate principal amount equal to the sum of the principal amounts set forth in subclause (iii)(B) above and such amounts shall be deemed to be immediately outstanding under such Attitash Inventory Advance Note; the aforesaid accrued and unpaid interest shall also be deemed outstanding under such Attitash Inventory
                  Advance Note and shall be due and payable on the next scheduled interest payment date under the Amended LSA; GSRP agrees to note all of the foregoing on such Attitash Inventory Advance Note and in its books and records. GSRP further agrees that the sale, assignment and transfer of the aforesaid amounts of the Attitash Loan by Green Tree Financial Servicing Corporation to Litchfield shall be treated for all purposes under the Amended LSA as an assignment thereof pursuant to
                  Section 2.6(b) of the Existing LSA, as amended hereby, and Litchfield, and only Litchfield, shall have a 100% interest therein. On and after the Second Amendment Closing Date, Green Tree Financial Servicing Corporation shall not have any right, title or interest in and to the aforesaid principal and interest sold, assigned and transferred to Litchfield, and the Administrative Agent agrees to pay the same, when received by it from GSRP in accordance with the terms of the Amended LSA, to Litchfield, GSRP further acknowledges that the Attitash Inventory Advance Commitment has been fully utilized prior to the Second Amendment Closing Date and, as a result thereof, Litchfield shall have no obligations thereunder to make any further Attitash Inventory Advances.

                           (vii) GSRP  acknowledges  that the principal  amounts
                  set forth in subclause (iii)(C) above in respect of the Jordan Bowl Loan are being sold, assigned and transferred by Green Tree Financial Servicing Corporation to Litchfield. GSRP agrees to deliver to Litchfield on the Second Amendment Closing Date a Jordan Bowl Inventory Advance Note in the aggregate principal amount equal to the sum of the principal amounts set forth in subclause (iii)(C) above and such amounts shall be deemed to be immediately outstanding under such Jordan Bowl Inventory Advance Note; the aforesaid accrued and unpaid interest shall also be deemed outstanding under such
                  Jordan Bowl Inventory Advance Note and shall be due and payable on the next scheduled interest payment date under the Amended LSA; GSRP agrees to note all of the foregoing on such Jordan Bowl Inventory Advance Note and in its books and records. GSRP further agrees that the sale, assignment and transfer of the aforesaid amounts of the Jordan Bowl Loan by Green Tree Financial Servicing Corporation to Litchfield shall be treated for all purposes under the Amended LSA as an assignment thereof pursuant to Section 2.6(b) of the Existing LSA, as amended hereby, and Litchfield, and only Litchfield, shall have a 100% interest therein. On and after the Second Amendment Closing Date, Green Tree Financial Servicing Corporation shall not have any right, title or interest in and to the aforesaid principal and interest sold, assigned and transferred to Litchfield, and the Administrative Agent agrees to pay the same, when received by it from GSRP in accordance with the terms of the Amended LSA, to Litchfield. GSRP further acknowledges that the Jordan Bowl Inventory Advance Commitment has been fully utilized prior to the Second Amendment Closing Date and, as a result thereof, Litchfield shall have no obligations thereunder to make any further Jordan Bowl Inventory Advances.

                           (viii) GSRP  acknowledges  that the principal amounts
                  set forth in subclause (iii)(D) above in respect of the Killington Loan are being sold, assigned and transferred by Green Tree Financial Servicing Corporation to Litchfield. GSRP agrees to deliver to Litchfield on the Second Amendment Closing Date a Killington Inventory Advance Note in the aggregate principal amount equal to the sum of the principal amounts set forth in subclause (iii)(D) above and such amounts shall be deemed to be immediately outstanding under such Killington Inventory Advance Note; the aforesaid accrued and unpaid interest shall also be deemed outstanding under such Killington Inventory Advance Note and shall be due and payable on the next scheduled interest payment date under the Amended LSA; GSRP agrees to note all of the foregoing on such
                  Killington  Inventory  Advance  Note  and  in  its  books  and records. GSRP further agrees that the sale, assignment and transfer of the aforesaid amounts of the Killington Loan by Green Tree Financial Servicing Corporation to Litchfield shall be treated for all purposes under the Amended LSA as an assignment thereof pursuant to Section 2.6(b) of the Existing LSA, as amended hereby, and Litchfield, and only Litchfield, shall have a 100% interest therein. On and after the Second Amendment Closing Date, Green Tree Financial Servicing Corporation shall not have any right, title or interest in and to the aforesaid principal and interest sold, assigned and transferred to Litchfield, and the Administrative Agent agrees to pay the same, when received by it from GSRP in accordance with the terms of the Amended LSA, to Litchfield. GSRP further acknowledges that the Killington Inventory Advance Commitment has been fully utilized prior to the Second Amendment Closing Date and, as a result thereof, Litchfield shall have no obligations thereunder to make any further Killington Inventory Advances.

                           (ix) GSRP acknowledges that the principal amounts set
                  forth in subclause (iii)(E) above in respect of the Mt. Snow Loan are being sold, assigned and transferred by Green Tree Financial Servicing Corporation to Litchfield. GSRP agrees to deliver to Litchfield on the Second Amendment Closing Date a Mt. Snow Inventory Advance Note in the aggregate principal amount equal to the sum of the principal amounts set forth in subclause (iii)(E) above and such amounts shall be deemed to be immediately outstanding under such Mt. Snow Inventory Advance Note; the aforesaid accrued and unpaid interest shall also be deemed outstanding under such Mt. Snow Inventory
                  Advance Note and shall be due and payable on the next scheduled interest payment date under the Amended LSA; GSRP agrees to note all of the foregoing on such Mt. Snow Inventory Advance Note and in its books and records. GSRP further agrees that the sale, assignment and transfer of the aforesaid amounts of the Mt. Snow Loan by Green Tree Financial Servicing Corporation to Litchfield shall be treated for all purposes under the Amended LSA as an assignment thereof pursuant to
                  Section 2.6(b) of the Existing LSA, as amended hereby, and Litchfield, and only Litchfield, shall have a 100% interest therein. On and after the Second Amendment Closing Date, Green Tree Financial Servicing Corporation shall not have any right, title or interest in and to the aforesaid principal and interest sold, assigned and transferred to Litchfield, and the Administrative Agent agrees to pay the same, when received by it from GSRP in accordance with the terms of the Amended LSA, to Litchfield, GSRP further acknowledges that the Mt. Snow Inventory Advance Commitment has been fully utilized prior to the Second Amendment Closing Date and, as a result thereof, Litchfield shall have no obligations thereunder to make any further Mt. Snow Inventory Advances.

                  (e)      Original Lenders' Commitment Adjustments.

                           (i)  Textron  Financial  Corporation,  as an Original
                  Lender, Green Tree Financial Servicing Corporation, as an Original Lender, and GSRP agree, in light of Sections 1(a), 1(b), 1(c) and 1(d) above and Section 1(f) below, to the further modifications of the existing Canyons Construction Project Advance Commitments, Canyons Inventory Advance Commitments, Steamboat Construction Project Advance Commitments and Steamboat Inventory Advance Commitments of Textron Financial Corporation and Green Tree Financial Corporation, respectively, as are set forth in Attachment 2 hereto.

                           (ii) The Canyons  Construction  Project Advance Note,
                  the Canyons Inventory Advance Note, the Steamboat Construction Project Advance Note and the Steamboat Inventory Advance Note of Green Tree Financial Servicing Corporation are each hereby amended to reflect the changes in the Canyons Construction Project Advance Commitment, the Canyons Inventory Advance
                  Commitment, the Steamboat Construction Project Advance Commitment and the Steamboat Inventory Advance Commitment of Green Tree Financial Servicing Corporation, as set forth on Attachment 2 hereto, and the sales, assignments and transfers in respect of the Canyons Loan described in Sections 1(b) and 1(d) hereof; and the Canyons Construction Project Advance Commitment, the Canyons Inventory Advance Commitment, the Steamboat Construction Project Advance Commitment and the Steamboat Inventory Advance Commitment of Green Tree Financial Servicing Corporation as set forth in its signature block to the Existing LSA is hereby conformed to Attachment 3. GSRP agrees to execute and deliver allonges, in form and substance satisfactory to Green Tree Financial Servicing Corporation on the Second Amendment Closing Date, reflecting the above changes in respect of its Canyons Construction Project Advance Note, Canyons Inventory Advance Note, Steamboat Construction Project Advance Note and Steamboat Inventory Advance Note, and Green Tree Financial Servicing Corporation agrees to attach such allonges to its Canyons Construction Project Advance Note, Canyons Inventory Advance Note, Steamboat Construction Project Advance Note and Steamboat Inventory Advance Note. GSRP further agrees to execute and deliver to Green Tree Financial Servicing Corporation new Attitash Inventory Advance Notes, Jordan Bowl Inventory Advance Notes, Killington Inventory Advance Notes and Mt. Snow Inventory Advance Notes, dated as of the Second Amendment Agreement Date, and reflecting the sales, transfers and assignments in respect thereof set forth in Section 1(d) above.

                           (iii) The Canyons  Construction Project Advance Note,
                  the Canyons Inventory Advance Note, the Steamboat Construction Project Advance Note and the Steamboat Inventory Advance Note of Textron Financial Corporation are each hereby amended to reflect the changes in the Canyons Construction Project Advance Commitment, the Canyons Inventory Advance Commitment, the Steamboat Construction Project Advance Commitment and the Steamboat Inventory Advance Commitment of Textron Financial Corporation, as set forth on Attachment 2 hereto; and the Canyons Construction Project Advance Commitment, the Canyons Inventory Advance Commitment, the Steamboat Construction Project Advance Commitment and the Steamboat Inventory Advance Commitment of Textron Financial Corporation as set forth in its signature block to the Existing LSA is hereby conformed to Attachment 3; and GSRP agrees to execute and deliver allonges, in form and substance satisfactory to Textron Financial Corporation on the Second Amendment Closing Date, reflecting the above, and Textron Financial Corporation agrees to attach such allonges to its Canyons Construction Project Advance Note, Canyons Inventory Advance Note, Steamboat Construction Project Advance Note and Steamboat Inventory Advance Note. GSRP further agrees to execute and deliver to Textron Financial Corporation new Attitash Inventory Advance Notes, Jordan Bowl Inventory Advance Notes, Killington Inventory Advance Notes and Mt. Snow Inventory Advance Notes, dated as of the Second Amendment Agreement Date, and reflecting the sales, transfers and assignments in respect thereof set forth in Section 1(d) above.

                    (f) Sale to Green Tree Financial Servicing  Corporation of a
               Portion of the Steamboat Loan.

                           (i)  GSRP  hereby  represents  and  warrants  to  the
                  Original Lenders and the Administrative Agent that the outstanding principal amount of the Interim Steamboat Construction Project Advances comprising the Steamboat Loan (together with accrued and unpaid interest thereon) as of the Second Amendment Closing Date is as set forth on Attachment 3 hereto. Textron Financial Corporation, as an Original Lender, hereby confirms and warrants to Green Tree Financial Servicing Corporation that the amount set forth on Attachment 3 and identified as its share of the Steamboat Loan (together with accrued and unpaid interest thereon) as of the Second Amendment Closing Date is correct.

                           (ii) Textron  Financial  Corporation,  as an Original
                  Lender, hereby sells, assigns and transfers to Green Tree Financial Servicing Corporation, and Green Tree Financial
                  Servicing Corporation hereby accepts from Textron Financial Corporation the sale, assignment and transfer, of a 37.50% undivided interest in Textron Financial Corporation's share of the Steamboat Loan, as set forth on Attachment 3 hereto, which undivided interest consists of a principal amount of $3,857,897.25 and an accrued and unpaid interest amount of $22,697.54.

                           (iii) GSRP  agrees  that the  principal  amounts  set
                  forth in subclause (ii) above being sold, assigned and transferred by Textron Financial Corporation to Green Tree Financial Servicing Corporation shall be deemed to be immediately outstanding under the Steamboat Construction Project Advance Note of Green Tree Financial Servicing Corporation, and the accrued and unpaid interest being sold, assigned and transferred therewith shall also be deemed outstanding under such Construction Project Advance Note and due and payable on the next scheduled interest payment date under the Amended LSA, and GSRP further agrees to note all of the foregoing on the allonge to the Steamboat Construction Project Advance Note to be delivered to Green Tree Financial Servicing Corporation, as contemplated under Section 1(e) hereof, and in the books and records of GSRP. GSRP further agrees that the sale, assignment and transfer of the aforesaid amount of the Steamboat Loan by Textron Financial Corporation to Green Tree Financial Servicing Corporation shall be treated for all purposes under the Amended LSA as if Green Tree Financial Servicing Corporation had extended a Steamboat Construction Project Advances to GSRP in respect thereof and Green Tree Financial Corporation shall have a 100% interest therein. On and after the Second Amendment Closing Date, Textron Financial Corporation shall not have any right, title or interest in and to the aforesaid sold, assigned and transferred principal and interest and the Administrative Agent agrees to pay the same, when received by it from GSRP in accordance with the terms of the Amended LSA, directly to Green Tree Financial Servicing Corporation.

                           (iv) To the  extent  that the  Steamboat  Loan  sold,
                  assigned and transferred to Green Tree Financial Servicing Corporation or retained by Textron Financial Corporation consists of Interim Steamboat Construction Project Construction Advances or Steamboat Interest Advances in respect thereof, such Interim Construction Project Advances and Steamboat Interest Advances shall be treated for all purposes on and after the Second Amendment Closing Date as "Steamboat Construction Project Advances" and "Steamboat Interest Advances" and the Interim Steamboat Construction Project Advance Commitment is hereby terminated. For the avoidance of doubt, the terminating of the Interim Steamboat Construction Project Advance Commitment shall have no effect on the Steamboat Construction Project Advance Commitments and the Steamboat Inventory Advance Commitments.

                  (g)      Interest; Allocations.

                           (i) With respect to the Canyons Loan and the Steamboat Loan, the interest portion thereof (as shown on Attachment 3 hereto) purchased herein by FINOVA, Litchfield and Green Tree Financial Servicing Corporation, as the case may be, shall be treated as a Canyons Interest Advance and a Steamboat Interest Advance made by FINOVA, Litchfield and Green Tree Financial Servicing Corporation, as the case may be, on the scheduled interest payment date therefor. Remaining interest accrued on the Canyons Loan and Steamboat Loan after the Second Amendment Closing Date shall be paid by way of Canyons Interest Advances and Steamboat Interest Advances, as provided in Section 2.4(c) of the Existing LSA.

                           (ii) As  payments  are  received  in  respect  of the
                  Attitash Loan, the Jordan Bowl Loan, the Killington Loan and the Mt. Snow Loan, Litchfield, Textron Financial Corporation and Green Tree Financial Servicing Corporation shall each individually determine, in consultation with GSRP, how such principal payments are to allocated to its Steamboat Construction Project Advance Commitment and its Canyons Construction Project Advance Commitment, as contemplated in Attachment 3 hereto.

                  (h) Amendments. The parties hereto agree that the Existing LSA is, and shall be deemed to be, amended and modified by the terms and provisions of this Section 1 and Attachments 1, 2 and 3 hereto.

                  (i)      Representations; Miscellaneous Provisions.

                           (i) Each of  FINOVA,  Litchfield,  Textron  Financial
                  Corporation and Green Tree Financial Servicing Corporation represent and warrant to each other that (A) it is a company duly organized and validly existing and has all necessary power and authority to execute and deliver this Agreement, to consummate the transactions contemplated herein and perform its obligations hereunder and (B) its execution and delivery of and performance of its obligations under this Agreement and the consummation of the transactions contemplated herein have been duly authorized and approved and will not contravene any law or regulation or any contract or other obligations binding on it.

                           (ii)  FINOVA   represents  and  warrants  to  Textron
                  Financial Corporation and Green Tree Financial Servicing Corporation that it is an Eligible Assignee and that no further action or authorization is necessary for it to consummate the transactions contemplated under this Agreement. Litchfield represents and warrants to Textron Financial
                  Corporation and Green Tree Financial Servicing Corporation that it is an Eligible Assignee and that no further action or authorization is necessary for it to consummate the transactions contemplated under this Agreement.

                           (iii) Textron Financial  Corporation,  as a seller of
                  the undivided interests in and to its share of the Steamboat Loan, as shown on Attachment 3 hereto, represents and warrants to Litchfield, as the buyer of the same, that

                                    (A) Textron  Financial  Corporation owns all
                           right, title and interest in and to the portion of the Steamboat Loan sold, assigned and transferred to Litchfield under this Section 1, as shown on Attachment 3 hereto, which portion of the Steamboat Loan is free and clear of all security interests, liens, charges, encumbrances and rights of others (other than those of GSRP under the Amended LSA) and is, to the best of Textron Financial Corporation's knowledge, free of any adverse claims or defenses or rights of offset of GSRP,

                                    (B) no further  action or  authorization  is
                           required for Textron Financial Corporation to effect such sale, assignment and transfer, and

                                    (C) Textron  Financial  Corporation  has not
                           received notice of the existence of any Default or Event of Default (other than any that Textron Financial Corporation knows is no longer continuing after giving effect to this Agreement and the transactions contemplated herein).

                           (iv) Textron  Financial  Corporation,  as a seller of
                  the undivided interests in and to its share of the Canyons Loan to FINOVA, as shown on Attachment 3 hereto, represents and warrants to FINOVA, as the buyer of the same, that

                                    (A) Textron  Financial  Corporation owns all
                           right, title and interest in and to the portion of the Canyons Loan sold, assigned and transferred to FINOVA under this Section 1, as shown on Attachment 3 hereto, which portion of the Canyons Loan is free and clear of all security interests, liens, charges, encumbrances and rights of others (other than those of GSRP under the Amended LSA) and is, to the best of Textron Financial Corporation's knowledge, free of any adverse claims or defenses or rights of offset of GSRP,

                                    (B) no further  action or  authorization  is
                           required for Textron Financial Corporation to effect such sale, assignment and transfer, and

                                    (C) Textron  Financial  Corporation  has not
                           received notice of the existence of any Default or Event of Default (other than any that Textron Financial Corporation knows is no longer continuing after giving effect to this Agreement and the transactions contemplated herein).

                           (v) Textron Financial Corporation, as a seller of the
                  undivided interests in and to its share of the Steamboat Loan to Green Tree Financial Servicing Corporation, as shown on Attachment 3 hereto, represents and warrants to Green Tree Financial Servicing Corporation, as the buyer of the same, that

                                    (A) Textron  Financial  Corporation owns all
                           right, title and interest in and to the portion of the Steamboat Loan sold, assigned and transferred to Green Tree Financial Servicing Corporation under this
                           Section 1, as shown on Attachment 3 hereto, which portion of the Steamboat Loan is free and clear of all security interests, liens, charges, encumbrances and rights of others (other than those of GSRP under the Amended LSA) and is, to the best of Textron Financial Corporation's knowledge, free of any adverse claims or defenses or rights of offset of GSRP,

                                    (B) no further  action or  authorization  is
                           required for Textron Financial Corporation to effect such sale, assignment and transfer, and

                                    (C) Textron  Financial  Corporation  has not
                           received notice of the existence of any Default or Event of Default (other than any that Textron Financial Corporation knows is no longer continuing after giving effect to this Agreement and the transactions contemplated herein).

                           (vi) Green Tree Financial Servicing Corporation, as a
                  seller of the undivided interests in and to its share of the Canyons Loan, the Steamboat Loan, the Attitash Loan, the Jordan Bowl Loan, the Killington Loan and the Mt. Snow Loan to Litchfield, as shown on Attachment 3 hereto, represents and warrants to Litchfield, as the buyer of the same, that

                                    (A)   Green   Tree    Financial    Servicing
                           Corporation owns all right, title and interest in and to the portion of the Canyons Loan, the Attitash Loan, the Jordan Bowl Loan, the Killington Loan and the Mt. Snow Loan sold, assigned and transferred to Litchfield under this Section 1, as shown on Attachment 3 hereto, which portion of the Canyons Loan, the Attitash Loan, the Jordan Bowl Loan, the Killington Loan and the Mt. Snow Loan is free and clear of all security interests, liens, charges, encumbrances and rights of others (other than those of GSRP under the Amended LSA) and is, to the best of Green Tree Financial Servicing Corporation's knowledge, free of any adverse claims or defenses or rights of offset of GSRP,

                                    (B) no further  action or  authorization  is
                           required   for   Green   Tree   Financial   Servicing
                           Corporation to effect such sale, assignment and transfer, and

                                    (C)   Green   Tree    Financial    Servicing
                           Corporation has not received notice of the existence of any Default or Event of Default (other than any that Green Tree Financial Servicing Corporation knows is no longer continuing after giving effect to this Agreement and the transactions contemplated herein).

                           (vi) Green Tree Financial Servicing Corporation, as a
                  seller of the undivided interests in and to its share of the Canyons Loan to FINOVA, as shown on Attachment 3 hereto, represents and warrants to FINOVA, as the buyer of the same, that

                                    (A)   Green   Tree    Financial    Servicing
                           Corporation owns all right, title and interest in and to the portion of the Canyons Loan sold, assigned and transferred to FINOVA under this Section 1, as shown on Attachment 3 hereto, which portion of the Canyons Loan is free and clear of all security interests, liens, charges, encumbrances and rights of others (other than those of GSRP under the Amended LSA) and is, to the best of Green Tree Financial Servicing Corporation's knowledge, free of any adverse claims or defenses or rights of offset of GSRP,

                                    (B) no further  action or  authorization  is
                           required   for   Green   Tree   Financial   Servicing
                           Corporation to effect such sale, assignment and transfer, and

                                    (C)   Green   Tree    Financial    Servicing
                           Corporation has not received notice of the existence of any Default or Event of Default (other than any that Green Tree Financial Servicing Corporation knows is no longer continuing after giving effect to this Agreement and the transactions contemplated herein).

                           (vii) Each of FINOVA, Litchfield, Green Tree Financial Servicing Corporation and Textron Financial Corporation acknowledges to each other that it is entering into the transactions contemplated herein on the basis of its own investigation and evaluation of the creditworthiness of GSRP and the Collateral and such other issues and information as each of them has judged appropriate and prudent, without reliance on any representation or warranty made by the Administrative Agent or the seller to such Person of the interests being purchased hereunder except for representations and warranties set forth herein.

                           (viii) Neither Textron Financial Corporation nor Green Tree Financial Servicing Corporation, as sellers of the interests in the Loans, as described on Attachment 3 hereto, shall have any responsibility to any buyer thereof hereunder with respect to (A) the due execution, legality, validity, enforceability, genuineness, sufficiency, or collectibility of the Loans, the Collateral and/or the Security Documents, (B) any representations, warranties or other statements made in or in connection with any of the Security Documents by GSRP, (C) the financial condition or creditworthiness of GSRP, the Parent or any other third party, (D) the performance of or compliance with any of the terms or provisions of the Security Documents by GSRP or any other third party , (E) the performance of or compliance with any of the terms of the Parent/BKB Credit Facility by the Parent or any other third party or (F) the inspection of any of the Property, books or records of GSRP.

                           (ix) If Textron Financial Corporation, as a seller of
                  the interests in the Loans, as described on Attachment 3 hereto, shall receive any payments from the Administrative Agent or GSRP that otherwise have been sold, assigned and transferred to FINOVA, Litchfield or Green Tree Financial Servicing Corporation hereunder, it shall hold the same in trust for such Person and promptly deliver the same to such Person. If Green Tree Financial Servicing Corporation, as a seller of the interests in the Loans, as described on Attachment 3 hereto, shall receive any payments from the Administrative Agent or GSRP that otherwise have been sold, assigned and transferred to FINOVA or Litchfield hereunder, it shall hold the same in trust for such Person and promptly deliver the same to such Person.

                           (x) Payments to Litchfield under the Amended LSA shall be made as provided for in Attachment 4 hereto. Payments to FINOVA under the Amended LSA shall be made as provided for in Attachment 4 hereto. Notices to Litchfield under the Amended LSA shall be sent to the address as set forth in Attachment 4 hereto. Notices to FINOVA under the Amended LSA shall be sent to the address as set forth in Attachment 4 hereto. Payments to Textron Financial Corporation under this
                  Section 1shall be made as provided for in Attachment 4 hereto. Payments to Green Tree Financial Servicing Corporation under this Section 1 shall be made as provided for in Attachment 4 hereto.

2.       AMENDMENTS OF EXISTING LSA.

         The Existing LSA is hereby amended as follows:

                    (a) Amended and Restated  Defined  Terms.  The following new term is hereby added to Section 1.1 of the Existing LSA:

                           Maximum  Outstanding Loan Limit - means, at any time,
                  $105,000,000.

                           Second  Amendment  Agreement  -- means  that  certain
                  Accession, Loan Sale and Second Amendment Agreement, dated June 24,1999, which amends and supplements this Agreement.

                  (b) Full Syndication Date. GSRP, the Administrative Agent, FINOVA, Litchfield, Green Tree Financial Servicing Corporation, as an Original Lender, and Textron Financial Corporation, as an Original Lender, agree and acknowledge that the Full Syndication Date shall be deemed to have occurred on the Second Amendment Closing Date and that the Syndication Period shall be deemed terminated as of the Second Amendment Closing Date. All restrictions in the Existing LSA in respect of the Steamboat Construction Borrowing Base with respect to the Syndication Period shall cease and be of no further force and effect after the Second Amendment Closing Date.

                  (c)  Interim  Steamboat   Construction  Advance.  The  Interim
         Steamboat Construction Advance Commitment is hereby terminated and the outstanding principal balance of the Interim Steamboat Construction Advance is hereby made part of the Steamboat Construction Project Advance Note of Textron Financial Corporation, as a Steamboat Construction Project Advance Lender and shall be subject to the sales, assignments and transfers provided for in respect thereof in Section 1 hereof.

                  (d)      Deliveries; Special Conditions; Special Undertakings.

                  (i) GSRP agrees to deliver, or cause to be delivered, to each Steamboat Construction Project Advance Lender and each Canyons Construction Project Advance Lender (unless such Lender shall specifically request not to be covered by this subclause (e)) all documents, certificates, requests and other deliverables in respect of its particular Advance (including, without limitation, all Construction Cost Certificates, the Final Construction Cost Certificate, all
         Architect's Construction Cost Certificates, the Architect's Final Construction Cost Certificate and all Nonconstruction Cost Certificates in respect of the Steamboat Project or the Canyons Project, as the case may be) that it delivers to the Administrative Agent with respect to each requested Steamboat Construction Project Advance, each requested Canyons Construction Project Advance, the Canyons Inventory Advance and the Steamboat Inventory Advance, and GSRP further agrees to address, or cause to be addressed, each of such documents, certificates, requests and other deliverables to each such Lender (in addition to the Administrative Agent).

                  (ii) The Administrative Agent agrees to have its architects or other experts in respect of the Canyons Project or the Steamboat Project address any certificates delivered to it in respect of such Project also to each Steamboat Construction Project Advance Lender and each Canyons Construction Project Advance Lender (unless such Lender shall specifically request not to be covered by this subclause (e)) so that each such Lender may rely thereon.

                  (iii)  GSRP   acknowledges  and  agrees  that  each  Steamboat
         Construction Project Advance Lender and each Canyons Construction Project Advance Lender (unless such Lender shall specifically request not to be covered by this subclause (e)) shall not be obligated to fund any Steamboat Construction Project Advance, any Canyons Construction Project Advance, the Steamboat Inventory Advance or the Canyons Inventory Advance unless and until it is satisfied, in its reasonable discretion, that all conditions precedent thereto have been satisfied.

                  (iv) GSRP acknowledges and agrees that each Steamboat Construction Project Advance Lender and each Canyons Construction Project Advance Lender (unless such Lender shall specifically request not to be covered by this subclause (e)) shall not be obligated to fund any Steamboat Construction Project Advance, any Canyons Construction Project Advance, the Steamboat Inventory Advance or the Canyons Inventory Advance if, in its reasonable discretion, it determines that the Administrative Agent or GSRP is in default of any of its duties or obligations to such Lender under the Amended LSA and/or any other Security Document.

                  (v) GSRP acknowledges and agrees that all information and financial statements and other reports to be provided under Section
         7.14 of the Amended LSA by GSRP shall be directly delivered by GSRP to each Steamboat Construction Project Advance Lender and each Canyons Construction Project Advance Lender as well as the other Lenders and the Administrative Agent. GSRP agrees to deliver to each Steamboat Construction Project Advance Lender and each Canyons Construction Project Advance Lender and each of the other Lenders copies of each of American Ski Company's Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K filed by American Ski Company with the Securities Exchange Commission after the Second Amendment Closing Date reasonably promptly after the filing thereof.

                  (vi) The Administrative Agent agrees to deliver to each of the Canyons Construction Project Advance Lenders, each of Canyons Inventory Advance Lenders, each of the Steamboat Construction Project Advance Lenders and each of the Steamboat Inventory Advance Lenders with respect to each Steamboat Construction Project Advance, each Steamboat Inventory Advance, each Canyons Construction Project Advance and each Canyons Inventory Advance in which such Lender is participating, at least three (3) Business Days prior to the making of any such Advance, a written notice thereof, which written notice shall contain the following information: (w) the total amount of such Advance, (x) the Pro Rata Share of each Lender in respect of such Advance, (y) the calculation of the Pro Rata Share percentage of such Lender in respect of such Advance and (z) the advance date for such Advance. The deliveries set forth in this clause (vi) shall be an additional condition precedent to the making of any Advance referred to in this clause (vi).

                  (e)      Canyons Project.

                  (i) The definitions of "Canyons Construction Project Advance Commitment" and "Canyons Inventory Advance Commitment" in Section 1.1 are hereby amended and restated in their entirety as follows:

                           Canyons  Construction  Project  Advance  Commitment--
                  means, with respect to each Canyons Construction Project Advance Lender, the amount set forth underneath its signature hereto, as amended by the Second Amendment Agreement, or as otherwise set forth on Attachment 1 to the Second Amendment Agreement, as the case may be, with respect to the making of Canyons Construction Project Advances and Canyons Interest Advances, provided that

                    (a) the Canyons  Construction  Project Advance Commitment of
               FINOVA Capital Corporation shall never exceed 50% of the Canyons Construction Project Borrowing Base,

                                    (b) the Canyons Construction Project Advance
                           Commitment of the other Canyons Construction Project Advance Lenders (other than FINOVA Capital Corporation) shall be equal to their respective ratable share (based on their respective commitment amounts set forth underneath their respective signatures hereto with respect to the making of Canyons Construction Project Advances and Canyons Interest Advances -excluding in any case from such determination the commitment of FINOVA Capital Corporation) of the difference between (i) the Canyons Construction Project Borrowing Base minus
                           (ii) the amount of the Canyons Construction Project Advance Commitment of FINOVA Capital Corporation determined in clause (a) above (but in no case shall the Canyons Construction Project Advance Commitment of any such other Canyons Construction Project Advance Lenders exceed the aforesaid amount set forth underneath their respective signatures hereto with respect to the making of Canyons Construction Project Advances and Canyons Interest Advances, and

                                    (c) the amount of the  Canyons  Construction
                           Project Advance Commitment shall be adjusted to give effect to any assumptions of such Commitments permitted under Section 2.3(a)(i) hereof and any assignments of Commitments permitted under Section 2.6(b) hereof.

                           Canyons  Inventory Advance  Commitment--  means, with
                  respect to each Canyons Inventory Advance Lender, the amount set forth underneath its signature hereto with respect to the Canyons Inventory Advances, provided that

                                    (a) the Canyons Inventory Advance Commitment
                           of FINOVA Capital Corporation shall never exceed 50% of the then outstanding aggregate principal balance of all of the Canyons Construction Project Advances and Canyons Interest Advances,

                                    (b) the Canyons Inventory Advance Commitment
                           of the other Canyons Inventory Advance Lenders (other than FINOVA Capital Corporation) shall be equal to their ratable share (based on their respective commitment amounts set forth underneath their respective signatures hereto with respect to the making of Canyons Inventory Advances -- excluding in any case from such determination the commitment of FINOVA Capital Corporation) of the difference between
                           (i) the aggregate then outstanding principal amount of all of the Canyons Construction Project Advances and Canyons Interest Advances minus (ii) the amount of the Canyons Inventory Advance Commitment of FINOVA Capital Corporation determined in clause (a) above (but in no case shall the Canyons Inventory Advance Commitment of any such other Canyons Inventory Advance Lenders exceed the aforesaid amount set forth underneath their respective signatures hereto with respect to the making of Canyons Inventory Advances, and

                         (c) the amount of the Canyons Inventory Advance Commitment shall be adjusted to give effect to any assumptions of such Commitments permitted under Section 2.3(a)(i) hereof and any assignments of Commitments permitted under Section 2.6(b) hereof. (ii) GSRP, the Original Lenders, the Administrative Agent, FINOVA and Litchfield agree that Section 2.1(b)(i)(D) of the Existing LSA is hereby amended and restated as follows:

                                    (D) if the aggregate  amount of the purchase
                           prices payable under Validated Contracts arising from the sales of Canyons Quartershare Interests is less than $42,900,000.

                           (iii) GSRP, the Original Lenders,  the Administrative
                  Agent, FINOVA and Litchfield agree that Section 2.1(b)(ii) of the Existing LSA is hereby amended and restated as follows:

                                    (ii)  (A) on the date of the  making  of any
                           Canyons Construction Project Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Construction Project Advances made hereunder with respect to all of the Projects shall not exceed the Aggregate Construction Project Borrowing Base, determined as of such date, (B) on the date of the making of any Canyons Construction Project Advance hereunder (and after giving effect thereto) the aggregate original principal amount of all Advances made hereunder shall not exceed $177,000,000, provided that in making such calculation there shall be no duplication in respect of any Construction Project Advance or Advances which shall have been refinanced by an Inventory Advance,
                           (C) on the date of the making of any Canyons Construction Project Advance hereunder (and after giving effect thereto) the sum of the aggregate original principal amount of all Canyons Construction Project Advances and the aggregate original principal amount of all Canyons Interest Advances made by all Canyons Construction Project Advance Lenders shall not exceed $75,000,000 and the sum of the aggregate original principal amount of all Canyons Construction Project Advances and the aggregate original principal amount of all Canyons Interest Advances made by FINOVA Capital Corporation shall not exceed $37,500,000 and (D) on the date of the making of any Canyons Construction Project Advance hereunder (and after giving effect thereto) the aggregate outstanding principal amount of all Canyons Construction Project Advances and all Canyons Interest Advances held by FINOVA Capital Corporation shall not exceed (1) 50% of the aggregate outstanding principal amount of all Canyons Construction Project Advances and all Canyons Interest Advances held by all Canyons Construction Project Advance Lenders and
                           (2) $30,000,000.

                           (iv) GSRP, the Original Lenders,  the  Administrative
                  Agent, FINOVA and Litchfield agree that Section 2.4(c)(iii)(B) of the Existing LSA is hereby amended and restated as follows:

                                    (B)  GSRP   hereby   requests   the  Canyons
                           Construction Project Advance Lenders (such request to be deemed a standing request unless rescinded in writing by GSRP), and hereby authorizes the Canyons Construction Project Advance Lenders, to make an advance (each such advance to be made by the Canyons Construction Project Advance Lenders is referred to herein as a "Canyons Interest Advance") to it on the 10th day of each calendar month during the Canyons Commitment Period in an amount equal to the lesser of
                           (y) the amount of accrued interest due and payable on such day to the Canyons Construction Project Advance Lenders in respect of the Canyons Loan and (z) an amount, which when added to the aggregate outstanding principal amounts of all prior Canyons Construction Project Advances and Canyons Interest Advances would not exceed the Canyons Construction Project Borrowing Base, and the Canyons Construction Project Advance Lenders agree, subject only to the lack of existence of a Default or Event of Default and to the satisfaction of the conditions set forth below, to extend their respective Pro Rata Shares of each such Canyons Interest Advance to GSRP, provided that all of the proceeds of each such Pro Rata Share shall be used by the Canyons Construction Project Advance Lender related to such Pro Rata Share for the sole purpose of satisfying (in whole or part, as the case may be) the accrued interest due and payable on such 10th day of such month and GSRP hereby irrevocably authorizes and instructs such use. To the extent that the amount of any such Canyons Interest Advance is insufficient to pay in full the amount of such interest due and payable on such 10th day of such month or no such Canyons Interest Advance is made, GSRP shall pay, on such 10th day, the balance of interest due and payable on such 10th day. In connection with any such Canyons Interest Advance, GSRP shall deliver to the Administrative Agent title insurance endorsements to the Title Insurance Policy {Blanket} in respect of the Canyons Project in form and substance reasonably satisfactory to the Administrative Agent whereby the effective date of such Title Insurance Policy {Blanket} shall be made the date of such Canyons Interest Advance, all exclusions and/or exceptions not satisfactory to the Administrative Agent shall have been removed or appropriate endorsements in respect thereof shall have been obtained; such Title Insurance Policy {Blanket} shall be in an amount not less than the sum of the principal amount of the Canyons Loan outstanding after giving effect to such Canyons Interest Advance. All premiums in respect of such endorsement to such Title Insurance Policy {Blanket} shall have been paid in full and evidence thereof shall  have  been  delivered  to  the  Administrative
                           Agent. No Canyons Inventory Advance Lender shall be obligated to make any Canyons Interest Advance. The additional conditions to any Canyons Interest Advance referred to above are as follows: (1) on the date of the making of any Canyons Interest Advance hereunder (and after giving effect thereto) the sum of the aggregate original principal amount of all Canyons Construction Project Advances and the aggregate original principal amount of all Canyons Interest Advances made by all Canyons Construction Project Advance Lenders shall not exceed $75,000,000 and the sum of the aggregate original principal amount of all Canyons Construction Project Advances and the aggregate original principal amount of all Canyons Interest Advances made by FINOVA Capital Corporation shall not exceed $37,500,000 and (2) on the date of the making of any Canyons Interest Advance hereunder (and after giving effect thereto) the aggregate outstanding principal amount of all Canyons Construction Project Advances and all Canyons Interest Advances held by FINOVA Capital Corporation shall not exceed (y) 50% of the aggregate outstanding principal amount of all Canyons Construction Project Advances and all Canyons Interest Advances held by all Canyons Construction Project Advance Lenders and
                           (z) $30,000,000.

                           (v) GSRP, the Original  Lenders,  the  Administrative
                  Agent, FINOVA and Litchfield agree that Section 2.5(f) of the Existing LSA is hereby amended by adding the following language at the end of such Section:

                                    Notwithstanding  anything to the contrary in
                           this Section 2.5(f), the proceeds of sales of the types described in the first sentence of this Section 2.5(f) with respect to the Canyons Project shall be paid to the Administrative Agent, but the Administrative Agent shall apply such proceeds as set forth in Section 2.5(b)(ii) hereof instead of depositing such proceeds in the Cash Collateral Account. Although prepayment of the Canyons Loan from such proceeds is not permitted during the first 12 months of the term of this Agreement, if sales of the types described above do occur, GSRP shall pay a Prepayment Premium in respect thereof to the Administrative Agent (and disbursed to the Canyons Lenders in accordance with their Pro Rata Shares of the Canyons Loan), which Prepayment Premium shall be deemed to be 3% of the amount prepaid, and, in addition, the Canyons Required Lenders shall be entitled to exercise any other remedies provided to them under this Agreement.

                                    Notwithstanding  anything to the contrary in
                           this Section 2.5(f), the proceeds of sales of the types described in the first sentence of this Section 2.5(f) with respect to the Steamboat Project shall be paid to the Administrative Agent, but the Administrative Agent shall apply such proceeds as set forth in Section 2.5(b)(ii) hereof instead of depositing such proceeds in the Cash Collateral Account. Although prepayment of the Steamboat Loan from such proceeds is not permitted during the first 12 months of the term of this Agreement, if sales of the types described above do occur, GSRP shall pay a Prepayment Premium in respect thereof to the Administrative Agent (and disbursed to the Steamboat Lenders in accordance with their Pro Rata Shares of the Steamboat Loan), which Prepayment Premium shall be deemed to be 3% of the amount prepaid, and, in addition, the Steamboat Required Lenders shall be entitled to exercise any other remedies provided to them under this Agreement.

                           (vi) GSRP, the Original Lenders,  the  Administrative
                  Agent, FINOVA and Litchfield agree that Section 3.5(c)(ii) of the Existing LSA is hereby amended by adding the following language at the end of such Section:

                                    Notwithstanding  anything to the contrary in
                           this Section 3.5(c)(ii), if such losses for the Canyons Project exceed $1,000,000, the Administrative Agent is authorized to collect and receive the insurance proceeds for such losses, and each insurance company is authorized and directed to make payment for all such loses directly to the Administrative Agent instead of to GSRP. In the event any insurance company fails to disburse directly and solely to the Administrative Agent, but disburses instead either solely to GSRP or to GSRP (and/or any Association) and the Administrative Agent jointly, GSRP agrees immediately to endorse and transfer, or cause to be endorsed and transferred, such proceeds to the Administrative Agent, and upon its failure to so endorse and transfer, GSRP unconditionally and irrevocably appoints Administrative Agent as GSRP's agent and attorney-in-fact, coupled with an interest, to endorse and transfer such proceeds to the Administrative Agent on behalf of the Lenders. After deducting from said insurance proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, the Administrative Agent will apply the net proceeds to the repair and/or restoration of the Canyons Project subject to and in accordance with the scope and plans for such repair and restoration approved by the Administrative Agent in accordance with this Section 3.5(c)(ii).

                                    Notwithstanding  anything to the contrary in
                           this Section 3.5(c)(ii), if such losses for the Steamboat Project exceed $1,000,000, the Administrative Agent is authorized to collect and receive the insurance proceeds for such losses, and each insurance company is authorized and directed to make payment for all such loses directly to the Administrative Agent instead of to GSRP. In the event any insurance company fails to disburse directly and solely to the Administrative Agent, but disburses instead either solely to GSRP or to GSRP (and/or any Association) and the Administrative Agent jointly, GSRP agrees immediately to endorse and transfer, or cause to be endorsed and transferred, such proceeds to the Administrative Agent, and upon its failure to so endorse and transfer, GSRP unconditionally and irrevocably appoints Administrative Agent as GSRP's agent and attorney-in-fact, coupled with an interest, to endorse and transfer such proceeds to the Administrative Agent on behalf of the Lenders. After deducting from said insurance proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, the Administrative Agent will apply the net proceeds to the repair and/or restoration of the Steamboat Project subject to and in accordance with the scope and plans for such repair and restoration approved by the Administrative Agent in accordance with this Section 3.5(c)(ii).

                           (vii) GSRP, the Original Lenders,  the Administrative
                  Agent, FINOVA and Litchfield agree that Section 6.2(d) of the Existing LSA is hereby amended by adding the following language at the end of such Section:

                                    With  respect  to any  Canyons  Construction
                           Project Advance, the aggregate total increase in the construction costs for all change orders for the Canyons Project shall not exceed $200,000 without the prior written consent of FINOVA, and no change orders involving a material modification of the design of the building, a material change in the quality of workmanship or materials or a material delay in completion of construction in respect of the Canyons Project shall have been approved without the prior written consent of FINOVA.

                           (viii) GSRP, the Original Lenders, the Administrative
                  Agent, FINOVA and Litchfield agree that Section 10 of the Existing LSA is hereby amended by adding the following language at the end of such Section:

                                    (I)  As a  point  of  clarification,  if the
                           Administrative  Agent  resigns  or is  removed  under
                           Section 10.5 hereof, such Administrative Agent shall stay in place and perform all of its duties under this Agreement in accordance with the terms hereof until its successor is appointed. Upon appointment of its successor, the existing Administrative Agent shall take all actions necessary to transfer its rights, duties and obligations to the successor Administrative Agent, including, without limitation, the transfer and continued perfection of all rights with respect to bank accounts, liens, security interests, assignments, insurance policies, bonds, title insurance policies, claims, books, records, etc.

                                    (II)   The    instrument    or    concurrent
                           instruments delivered by the Required Parties to GSRP and the Administrative Agent to remove the Administrative Agent under Section 10.5 shall require the signatures of all Required Parties other than Textron Financial Corporation but shall not require the signature of Textron Financial Corporation so long as Textron Financial Corporation is the Administrative Agent.

                                    (III)   Notwithstanding   anything   to  the
                           contrary in Section 10.5, the resignation or removal of the Administrative Agent shall not affect the liability of the Administrative Agent due to any actions taken or omitted to be taken by it in its role of Administrative Agent that constitutes gross negligence or wilful misconduct on the part of the Administrative Agent.

                                    (IV) As a point of  clarification,  Lenders'
                           agreement under Section 10.9 hereof to pay to Administrative Agent the fees described therein shall not be construed to require the Lenders to pay out-of-pocket the fees that Borrower owes to the Administrative Agent, and such fees are to be paid only by deduction from payments received from Borrower.

                                    (V) Notwithstanding anything to the contrary
                           in Section 10.10 hereof or anything contained elsewhere in this Agreement or the Security Documents, the Canyons Construction Project Required Lenders (or after the date of the Canyons Inventory Advance, the Canyons Inventory Required Lenders, as applicable, the "Canyons Required Lenders") shall be competent, and no other group of Lenders (whether decisions are to be made by Required Parties, Project Required Lenders or otherwise pursuant to this Agreement or the Security Documents) shall be competent, to approve and/or to direct the Administrative Agent as to any action (or decision not to act) under this Agreement or the Security Documents with respect to the Canyons Project, the Canyons Loan, the Canyons Obligations or the Collateral arising from the Canyons Project (including, without limitation, the exercise of all rights and remedies with respect thereto, any acceleration of the Canyons Loan, and any foreclosure of the Collateral arising from the Canyons Project). Without limiting the foregoing, the Canyons Required Lenders shall be competent to direct the Administrative Agent regarding actions to be taken with respect to Events of Default, acceleration, foreclosure and other collection actions, insurance proceeds, casualty proceeds, title insurance policies, actions, insurance proceeds, casualty proceeds, title insurance policies, performance bonds, litigation and other matters involving the Canyons Project or the Canyons Project Lenders regardless of the fact that liens, lawsuits, insurance policies, title policies, bonds, and other documents and agreements may be in the name of
                           Textron Financial Corporation in its role as Administrative Agent.

                                    Notwithstanding  anything to the contrary in
                           Section 10.10 hereof or anything contained elsewhere in this Agreement or the Security Documents, the Steamboat Construction Project Required Lenders (or after the date of the Steamboat Inventory Advance, the Canyons Inventory Required Lenders, as applicable, the "Steamboat Required Lenders") shall be competent, and no other group of Lenders (whether decisions are to be made by Required Parties, Project Required Lenders or otherwise pursuant to this Agreement or the Security Documents) shall be competent, to approve and/or to direct the Administrative Agent as to any action (or decision not to act) under this Agreement or the Security Documents with respect to the Steamboat Project, the Steamboat Loan, the Steamboat Obligations or the Collateral arising from the Steamboat Project
                           (including, without limitation, the exercise of all rights and remedies with respect thereto, any acceleration of the Steamboat Loan, and any foreclosure of the Collateral arising from the Steamboat Project). Without limiting the foregoing, the Steamboat Required Lenders shall be competent to direct the Administrative Agent regarding actions to be taken with respect to Events of Default, acceleration, foreclosure and other collection actions, insurance proceeds, casualty proceeds, title insurance policies, actions, insurance proceeds, casualty proceeds, title insurance policies, performance bonds, litigation and other matters involving the Steamboat Project or the Steamboat Project Lenders regardless of the fact that liens, lawsuits, insurance policies, title policies, bonds, and other documents and agreements may be in the name of Textron Financial Corporation in its role as Administrative Agent.

                  (f)      Indemnification Limitation.

                           (i) Neither FINOVA nor Litchfield  shall be obligated
                  to indemnify the Administrative Agent under Section 10.4 of the Amended LSA in respect of any liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever incurred by the Administrative Agent and referred to in said Section 10.4 that arose prior to the Second Amendment Closing Date or were connected with the performance of duties of the Administrative Agent prior to the Second Amendment Closing Date under the Amended LSA and/or under the other Security Documents. Any such indemnification referred to above in this clause (g) required under Section 10.4 of the Amended LSA shall be effected as if FINOVA and Litchfield were not Lenders.

                           (ii) With respect to the Administrative Agent's right
                  to indemnity under Section 10.4 hereof, FINOVA's Pro Rata Share indemnification of the Administrative Agent is hereby limited to such matters indemnified thereunder that arise from acts of the Administrative Agent taken at the direction of the Canyons Required Lenders after the Second Amendment Closing Date.

                           (iii) With respect to the Administrative Agent's right to indemnity under Section 10.4 hereof, Litchfield's Pro Rata Share indemnification of the Administrative Agent is hereby limited to such matters indemnified thereunder that arise from acts of the Administrative Agent taken at the direction of Required Lenders as to which Litchfield is a member after the Second Amendment Closing Date.

                           (iv) With respect to the Administrative Agent's right
                  to indemnity under Section 10.4 hereof, Green Tree's Pro Rata Share indemnification of the Administrative Agent is hereby limited to such matters indemnified thereunder that arise from acts of the Administrative Agent taken at the direction of Required Lenders as to which Green Tree is a member after the Second Amendment Closing Date.

                           (v) With respect to the Administrative  Agent's right
                  to indemnity under Section 10.4 hereof, Textron's Pro Rata Share indemnification of the Administrative Agent is hereby limited to such matters indemnified thereunder that arise from acts of the Administrative Agent taken at the direction of Required Lenders as to which Textron is a member after the Second Amendment Closing Date.

                  (g) Indemnification by Administrative Agent. In accordance with Section 10.2(c) of the Amended LSA and subject to the limitations and qualifications set forth therein, the Administrative Agent hereby agrees and confirms that it shall be liable to FINOVA and Litchfield (together with their respective officers, directors, employees and agents) for its gross negligence and its willful conduct in respect of actions taken or omitted to be taken by the Administrative Agent prior to the Second Amendment Closing Date under or in connection with the Amended LSA and the other Security Documents.

                  (h) Special Reports. An additional sentence is hereby to the end of Section 7.14(h) of the Existing LSA:

                           In connection with the delivery of each of the quarterly statements referred to in Section 7.14(b) above, Borrower shall deliver to each Lender a matrix which shall show, as of the end of the quarterly period then being reported upon, the outstanding principal balance, the remaining Commitment availability, the Pro Rata Share of such remaining Commitments and the percentage of the aggregate outstanding principal amount of Advances of such Lender in respect of the Steamboat Loan, Canyons Loan, the Attitash Loan, the Killington Loan, the Mount Snow Loan and the Jordan Bowl Loan.

5.       WARRANTIES AND REPRESENTATIONS

         GSRP hereby represents and warrants as of the date hereof as follows, which representations and warranties are hereby incorporated into and made part of the Amended LSA:

                  (a) Warranties and Representations True and Correct. Except as otherwise disclosed on Attachment 5 hereto, each of the representations and warranties contained in Section 4 of the Existing LSA (other than Section 4.4 thereof) is true and correct as of the date hereof. Without limiting the foregoing and in addition thereto, GSRP hereby:

                           (i) represents  and warrants,  except with respect to
                  the Permitted Exceptions, that all Liens granted to the Administrative Agent under the Existing LSA and the other Security Documents are duly granted, valid, perfected and prior in right to all other Liens that now or hereafter may be granted to or held by any other Person; and

                    (ii) acknowledges that no claims, actions, causes of actions, offsets, counterclaims and/or liabilities exist against, or are held by it in respect of, any Original Lender or the Administrative Agent under the Existing LSA or any of the Security Documents.

                  (b) Transaction Is Legal and Authorized. The execution and delivery of this Agreement and the other documents and instruments contemplated herein, and compliance by GSRP with all of the provisions of this Agreement, the Existing LSA, as amended hereby, and each of the other documents set forth above are:

                           (i)      within the corporate powers of GSRP;

                           (ii) valid and legal acts and will not conflict with,
                  or result in any breach in any of the provisions of, or constitute a default under, or result in the creation of any Lien (except Liens contemplated under any of the Security Documents) upon any Property of GSRP under the provisions of, any agreement, charter instrument, bylaw or other instrument to which GSRP is a party or by which its Property may be bound.

                  (c) Governmental Consent. Neither the nature of GSRP, or of any of its businesses or Properties, or any relationship between GSRP and any other Person, or any circumstance in connection with the execution or delivery of this Agreement and the other documents contemplated in connection herewith, nor the operation of any Project and the sale, or offering for sale, of any Quartershare Interest of any of the Projects by GSRP, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of GSRP, as a condition of the execution, delivery or performance of this Agreement and the other documents contemplated in connection herewith.

                  (d) Restrictions of GSRP. GSRP will not be, on or after the date hereof, a party to any contract or agreement which restricts its right or ability to incur indebtedness under, or prohibits the execution of, or compliance with, this Agreement by GSRP. GSRP has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property constituting the Collateral, whether now owned or hereafter acquired, to be subject to a Lien and all Liens in favor of the Administrative Agent in respect of such Collateral remain in full force and effect.

                  (e) Brokers' Fees. There are no brokers and finders which are entitled to receive compensation for their services rendered to GSRP with respect to the transactions described in this Agreement.

                  (f) No Defaults or Events of Default. No Default or Event of Default has occurred or is continuing, nor does any event or condition exist that would constitute a Default or an Event of Default upon the execution and delivery of this Agreement. Since the Closing Date, no material adverse change has occurred in or in respect of the Collateral or any one or more of the Projects. After giving effect to this Agreement, no default or event of default exists under the Parent/BKB Credit Facility.

                  (g) Canyons Project. Attachment 6 hereto correctly reflects the nature and composition of the equity contributions in respect of the Canyons Project.

6.       CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT

         This Agreement shall become effective on the Second Amendment Closing Date upon the parties hereto executing this Agreement and upon each of the following conditions being satisfied:

                  (a)      Secretary's Certificates.

                  The Administrative Agent shall have received a certificate of the Secretary or any Assistant Secretary of GSRP, in form and substance reasonably satisfactory to the Administrative Agent, dated as of the Second Amendment Closing Date, certifying

                           (i) the adoption by the Board of Directors of GSRP of
                  a resolution authorizing GSRP to enter into this Agreement and the transactions and instruments contemplated hereby, and

                           (ii) the  incumbency  and authority of, and verifying
                  the specimen signatures of, the officers of GSRP authorized to execute and deliver this Agreement and the other documents contemplated hereunder.

                  (b) Legal Opinion. GSRP shall have delivered to Administrative Agent and the Lenders a legal opinion from its General Counsel in form and substance reasonably satisfactory to the Lenders and Administrative Agent.

                  (c) Expenses. GSRP shall have paid all fees and expenses required to be paid by it pursuant to Section 11.2(d) of Existing LSA pursuant to invoices or other bills submitted to GSRP (including the fees and disbursements of counsel to Textron Financial Corporation) and all costs and expenses of FINOVA and Litchfield in connection with their becoming Lenders under the Existing LSA, as amended hereby (including the reasonable fees and disbursements of counsel to FINOVA and counsel to Litchfield).

                  (d)      Other Documents.

                           (i) GSRP shall have  executed and  delivered  (A) the
                  allonges referred to in Section 1 hereof to Textron Financial Corporation and Green Tree Financial Servicing Corporation;
                  (B) the Canyons Construction Project Advance Note and Canyons Inventory Advance Note to FINOVA; (C) the Canyons Construction Project Advance Note, the Canyons Inventory Advance Note, the Steamboat Construction Project Advance Note, the Steamboat Inventory Advance Note, the Attitash Inventory Advance Note, the Jordan Bowl Inventory Advance Note, the Killington Inventory Advance Note and the Mt. Snow Inventory Advance Note to Litchfield; (D) the Attitash Inventory Advance Note, the Jordan Bowl Inventory Advance Note, the Killington Inventory Advance Note and the Mt. Snow Inventory Advance Note to Textron Financial Corporation; and (E) the Attitash Inventory Advance Note, the Jordan Bowl Inventory Advance Note, the Killington Inventory Advance Note and the Mt. Snow Inventory Advance Note to Green Tree Financial Servicing Corporation.

                           (ii) GSRP shall have delivered to the  Administrative
                  Agent date-down endorsements in respect of the Blanket Mortgages and such endorsements shall show no Liens in and to the Projects other than Permitted Exceptions.

                           (iii) GSRP shall have obtained the written consent of
                  BankBoston,   N.A.,  as  agent  under  the  Parent/BKB  Credit
                  Facility to this Agreement and a written acknowledgment (addressed to GSRP and each of the Lenders) from the Parent that no default or event of default under, and as defined in, the Parent/BKB Credit Facility exists as of the Second Amendment Closing Date (and after giving effect to the transactions contemplated herein).

                  (g) Fees. At the time of closing of FINOVA';s  accession under
         Section 1(a) hereof and its purchases under Section 1(b) hereof with respect to the Canyons Loan, GSRP shall have paid to FINOVA a fee of $300,000 in consideration of its becoming a Lender in respect of the Canyons Project. GSRP shall have paid to Litchfield a fee of $100,000 in consideration of its becoming a Lender in respect of the Canyons Project, the Steamboat Project, the Attitash Project, the Jordan Bowl Project, the Killington Project and the Mt. Snow Project.

7.       MISCELLANEOUS

                  (a) Parties, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  (b) Governing Law. This Agreement shall be governed by the internal laws of the State of Maine. To the extent any provision of this Agreement is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of this Agreement.

                  (c) Section Headings and Table of Contents and Construction. The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision.

                  (d) Survival. All warranties, representations and covenants made by GSRP herein or in the Existing LSA or in any certificate or other instrument delivered by it or on its behalf under this Agreement or in the Existing LSA shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of this Agreement.

                  (e) Effect of Amendment. Except as explicitly amended by, or otherwise provided for in, this Agreement , the Existing LSA, the Notes and the other Security Documents remain in full force and effect under their respective terms as in effect immediately prior to the effectiveness of this Agreement, and GSRP hereby affirms all of its obligations thereunder.

                  (f) Administrative Agent; Trust Agreement. The Original Lenders hereby instruct the Administrative Agent, as administrative agent under the Existing LSA and trustee under that certain Trust Agreement referred to in the Maine Blanket Mortgage, to execute and deliver this Agreement and all necessary instruments, certificates and documents required in its reasonable judgment to consummate the transactions contemplated in this Agreement.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

   [Remainder of page intentionally left blank. Next page is signature page.]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

GSRP:                                                         Lender:

GRAND SUMMIT RESORT                    TEXTRON FINANCIAL CORPORATION
PROPERTIES, INC.


By /s/ Mark P. Girard                  By  /s/ Nicholas L. Mecca
  ------------------------------          ----------------------------
  Name: Mark P. Girard                    Name: Nicholas L. Mecca
  Title: Vice President                   Title: Vice President

                                                  Lender:

                                      GREEN TREE FINANCIAL SERVICING CORPORATION

                                        By      /s/ C.A. Gouskos
                                               ------------------------------
                                               Name: C.A. Gouskos
                                               Title:  Senior Vice President


                                      FINOVA CAPITAL CORPORATION

                                        By      /s/ Gayle R. McKenzie
                                               ------------------------------
                                               Name:  Gayle R. McKenzie
                                               Title: Vice President


                                      LITCHFIELD FINANCIAL CORPORATION

                                        By       /s/ James R. Yearwood
                                               ------------------------------
                                               Name:  James R. Yearwood
                                               Title: Senior Vice President

Administrative Agent:

TEXTRON FINANCIAL CORPORATION


By  /s/ Nicholas L. Mecca
  ------------------------------
  Name: Nicholas L. Mecca
  Title: Vice President

AGREED AND CONSENTED TO:

L.B.O. HOLDING, INC.

By /s/ Foster A. Stewart, Jr.
  ------------------------------
  Name:  Foster A. Stewart, Jr.
  Title: Vice President

MOUNT SNOW, LTD.

By /s/ Foster A. Stewart, Jr.
  ------------------------------
  Name:  Foster A. Stewart, Jr.
  Title: Vice President

KILLINGTON, LTD.

By /s/ Foster A. Stewart, Jr.
  ------------------------------
  Name:  Foster A. Stewart, Jr.
  Title: Vice President

SUNDAY RIVER SKIWAY CORPORATION

By /s/ Foster A. Stewart, Jr.
  ------------------------------
  Name:  Foster A. Stewart, Jr.
  Title: Vice President

ASC UTAH, INC.

By /s/ Foster A. Stewart, Jr.
  ------------------------------
  Name:  Foster A. Stewart, Jr.
  Title: Vice President

STEAMBOAT SKI & RESORT CORPORATION

By /s/ Foster A. Stewart, Jr.
  ------------------------------
  Name:  Foster A. Stewart, Jr.
  Title: Vice President

AMERICAN SKIING COMPANY RESORT PROPERTIES, INC.


By /s/ Mark P. Girard
  ------------------------------
  Name:  Mark P. Girard
  Title: Vice President